UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 17, 2008

Kaiser Aluminum Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52105	943030279
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 350, Foothill Ranch, California		92610
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-614-1740

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 17, 2008, Kaiser Aluminum Corporation announced that its Board of Directors declared a quarterly cash dividend on its common stock of $0.24 per share. The dividend will be payable on November 14, 2008 to stockholders of record as of the close of business on October 24, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press release dated September 17, 2008.

The information contained in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to liability of that section. In addition, this information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in the filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kaiser Aluminum Corporation

September 17, 2008	By:	/s/ John M. Donnan

Name: John M. Donnan
Title: Senior Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 17, 2008.